UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT

_____________________

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2016

WL ROSS HOLDING CORP.

(Exact name of registrant as specified in its charter)

Delaware	1-36477	46-5188282
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1166 Avenue of the Americas
New York, New York	10036
(Address of principal executive offices)	(Zip Code)

(212) 826-1100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On May 11, 2016, WL Ross Holding Corp., a Delaware corporation (the “Company”), issued a press release announcing several developments regarding its proposed merger with Nexeo Solutions Holdings, LLC. The full text of the press release is attached hereto as Exhibit 99.1 and incorporated in its entirety herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibit is filed with this Form 8-K:

Exhibit Number	Description

99.1	Press Release of the Company, dated May 11, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WL Ross Holding Corp.

Date: May 11, 2016	By:	/s/ Wilbur L. Ross, Jr.
	Name:	Wilbur L. Ross, Jr.
	Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of the Company, dated May 11, 2016.